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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Suzanne E. Moran (see biography below) now serves as Co-Portfolio Manager of the fund. Jo Ann Corkran and Leland Crabbe continue to serve as Co-Portfolio Managers of the fund. Gregg M. Diliberto and Jose A. Rodriguez no longer serve as Co-Portfolio Managers of the fund.

CERTAIN MANAGER BIOGRAPHY

Suzanne E. Moran, Director, joined CSAM in 1995 as a result of Credit Suisse's acquisition of CS First Boston Investment Management. She joined CS First
Boston Investment Management in 1991. Ms. Moran holds a B.A. in Finance from the University of Maryland.

Dated: July 23, 2002                                             CSISB-16-0702